                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 15, 2000


                    CHASE MANHATTAN CREDIT CARD MASTER TRUST
                  ---------------------------------------------
                          (Exact name of registrant as
                            specified in its charter)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
               ---------------------------------------------------
                             (Sponsor of the Trust)


      United States                     33-40006                22-2382028
----------------------------   --------------------------   -------------------
(State or other jurisdiction     (Commission File Number)   (IRS Employer
of incorporation)                                           Identification No.)


        802 Delaware Avenue, Wilmington, Delaware          19801
       ------------------------------------------        ----------
        (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (302) 575-5050



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Item 5.  Other Events:


         Chase Manhattan Credit Card Master Trust is the issuer of 1 outstanding series of asset backed certificates. The asset-backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of June 1, 1991, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as servicer, and Yasuda Bank and Trust Company (U.S.A.), as trustee.

         On December 15, 2000, Chase USA, as servicer, distributed monthly interest to the holders of the Series 1996-3 certificates. Chase USA furnished a copy of the monthly certificateholders' report required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits        Description
                  --------        -----------

                  20.1 Monthly Certificateholders' Statements with respect to the December 15, 2000 distribution.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 26, 2000

                                      Chase Manhattan Credit Card Master Trust,

                                      By: Chase Manhattan Bank USA, N.A.,
                                      as Servicer



                                      By: /s/ Patricia Garvey
                                          -----------------------------
                                          Name:  Patricia Garvey
                                          Title: Vice President


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.          Description
------------         -----------
20.1                 Monthly Certificateholders' Statement with respect to the
                     December 15, 2000 distribution to Certificateholders for
                     Series 1996-3






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                                                                          Page 1

             Chase Manhattan Credit Card Master Trust Series 1996-3
                               December 15, 2000

                                   EXHIBIT C
                  FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.
                    Chase Manhattan Credit Card Master Trust
                                 Series 1996-3


                                             For the Distribution Date 12/15/00

                                             For the Monthly Period          54

Under Section 5.02 of the Pooling and Servicing
Agreement dated as of June 1, 1991 and the Series
1996-3 Supplement dated as of June 1, 1996 (together,
the Agreement) by and between The Chase Manhattan Bank
USA, N.A. (Chase) and Yasuda Bank and Trust Company
(U.S.A.), as trustee (the Trustee), Chase, as Servicer,
is required to prepare certain information each month
regarding current distributions to Series 1996-3
Certificateholders and the performance of the Chase
Manhattan Credit Card Master Trust (the Trust) and the
Series 1996-3 Class A Certificates and Series 1996-3
Class B Certificates during the previous month.                         12/15/00
The information which is required to be prepared with             November, 2000
respect to the Distribution Date and with respect to
the performance of the Trust during the month (the Monthly
Period) is set forth below.                                                   54
Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor
Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I.     INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO
       THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE
       BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

       A)  The total amount of the distribution to Series 1996-3
           Certificateholders on                                        12/15/00
           per $1,000 original certificate principal amount
           (1) Class A Certificateholders                               5.866667
           (2) Class B Certificateholders                               6.008333

       B)  The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-3 Certificates,
           per $1,000 original certificate principal amount
           (1) Class A Certificateholders                               0.000000
           (2) Class B Certificateholders                               0.000000

       C)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-3 Certificates,
           per $1,000 original certificate principal amount
           (1) Class A Certificateholders                               5.866667
           (2) Class B Certificateholders                               6.008333



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                                                                          Page 2

             Chase Manhattan Credit Card Master Trust Series 1996-3
                               December 15, 2000

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

       A)  Collections
           (1) The aggregate amount of Collections processed
               with respect to the preceding Monthly Period and
               allocated to the Series 1996-3 Certificates was    142,889,751.60
               equal to
           (2) The Payment Rate with respect to the preceding
               Monthly Period was equal to                               13.09 %
               The monthly payment rate for the 2nd preceding
               Monthly                                                        53
               Period was equal to                                       13.67 %
               The monthly payment rate for the 3rd preceding
               Monthly                                                        52
               Period was equal to                                       12.24 %
           (3)a. The aggregate amount of Collections of Principal
                 Receivables processed with respect to the
                 preceding Monthly Period which were allocated
                 in respect of the Series 1996-3 Certificates     131,435,853.74
           (3)b. The aggregate amount of Investor Defaults
                 treated as Available Principal Collections
                 prusuant to sections 4.08 a.(iii), 4.10 (b),(e),
                 (l)                                                3,072,699.03
           (4) The aggregate amount of Collections of Finance
               Charge Receivables processed with respect to
               the preceding Monthly Period which were allocated
               in respect of the Series 1996-3 Certificates        11,453,897.86

       B)  Deficit Controlled Amortization Amount                           0.00

       C)  Principal Receivables in the Trust and Allocation
           Percentages
           (1) The aggregate amount of Principal
               Receivables in the Trust as of the end of the
               preceding Monthly Period (represented by the
               Seller Interest, the Investor Interest of Series
               1996-3, and the Investor Interest of all other
               outstanding Series)                              2,768,234,103.91
           (2) The Investor Interest as of the last day of the
               preceding Monthly Period
               (a) Investor Interest                            1,047,337,147.95
               (b) Class A Investor Interest                      957,220,000.00
               (c) Class B Investor Interest                       42,780,000.00
               (d) Collateral Interest                             47,337,147.95
           (3) The Investor Interest set forth in paragraph
               C(2)(a) above as a percentage of the aggregate
               amount of Principal Receivables set forth in
               paragraph C(1) above                                    37.8341 %
           (4) The Class A Investor Interest set forth in
               paragraph C(2)(b) above as a percentage of the
               aggregate amount of Principal Receivables set
               forth in paragraph C(1) above                           34.5787 %
           (5) The Class B Investor Interest set forth in
               paragraph C(2)(c) above as a percentage of the
               aggregate amount of Principal Receivables set
               forth in paragraph C(1) above                            1.5454 %
           (6) The Collateral Interest set forth in paragraph
               C(2)(d) above as a percentage of the aggregate
               amount of Principal Receivables set forth in
               paragraph C(1) above                                     1.4429 %
           (7) The Class A Floating Percentage                         87.6258 %
           (8) The Class B Floating Percentage                          5.8742 %
           (9) The Class B Principal Percentage                         3.9999 %
          (10) The Collateral Floating Percentage                       6.5000 %


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                                                                          Page 3

             Chase Manhattan Credit Card Master Trust Series 1996-3
                               December 15, 2000

          (11) The Collateral Principal Percentage                      6.5001 %
          (12) The Floating Allocation Percentage                      26.4156 %
          (13) The Principal Allocation Percentage                     38.7936 %

       D)  Portfolio Yield and Base Rate
           (1) The annualized Portfolio Yield for the preceding
               Monthly Period was equal to                               15.30 %
               The annualized portfolio yield for the 2nd
               preceding Monthly                                              53
               Period was equal to                                       17.37 %
               The annualized portfolio yield for the 3rd
               preceding Monthly                                              52
               Period was equal to                                       16.46 %
               The three month average Portfolio Yield was
               equal to                                                  16.38 %
           (2) Base Rate for the preceding Monthly Period was
               equal to                                                   8.54 %
               The Base Rate for the 2nd preceding Monthly                    53
               Period was equal to                                        8.76 %
               The Base Rate for the 3rd preceding Monthly                    52
               Period was equal to                                        8.98 %

       E) Delinquent Balances The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

           Up to 29 Days
           Aggregate Account Balance                              137,639,062.01
           As a Percentage of Receiveables                                4.74 %

           (2) 30 - 59 Days
           Aggregate Account Balance                               44,675,593.68
           As a Percentage of Receiveables                                1.54 %

           (3) 60 - 89 Days
           Aggregate Account Balance                               33,086,720.15
           As a Percentage of Receiveables                                1.14 %

           (4) 90 or More Days
           Aggregate Account Balance                               61,089,525.02
           As a Percentage of Receiveables                                2.10 %

           Total
           Aggregate Account Balance                              276,490,900.86
           As a Percentage of Receiveables                                9.52 %

        F) Investor Default Amount
           (1) The aggregate amount of all defaulted
               Principal Receivables written off as
               uncollectible with respect to Billing
               Cycles ending during the preceding Monthly
               Period allocable to the Investor Interest
               less Recoveries allocable to the Investor
               Interest (the Series 1996-3 Aggregate
               Investor Default Amount)                             3,072,699.03
           (2) The portion of the series 1996-3 Aggregate
               Investor Default Amount allocable to the
               Class A Investor Interest (the Class A Investor
               Default Amount)                                      2,692,475.72


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                                                                          Page 4

             Chase Manhattan Credit Card Master Trust Series 1996-3

                               December 15, 2000


           (3) The portion of the Series 1996-3 Aggregate
               Investor Default Amount allocable to the
               Class B Investor Interest (the Class B
               Investor Default Amount)                               180,497.87
           (4) The portion of the Series 1996-3 Aggregate
               Investor Default Amount allocable to
               the Collateral Investor Interest (the
               Collateral Investor Default Amount)                    199,725.44
           (5) The annualized investor default percentage
               (Series 1996-3 Aggregate Investor Default
               Amount/Investor Interest) x 12 for the
               preceding Monthly Period was equal to                      3.52 %
               The annualized investor default % for (the
               2nd preceding Monthly Period), the                             53
               Monthly Period, was equal to                               4.21 %
               The annualized investor default % for (the 3rd
               preceding Monthly Period), the                                 52
               Monthly Period, was equal to                               4.04 %

        G) Investor Charge Offs
           (1) The aggregate amount of Class A Investor
               Charge-Offs for the preceding Monthly Period                 0.00
           (2) The aggregate amount of Class A Investor Charge Off
               per $1,000 original Certificate Principal Amount             0.00
           (3) The aggregate amount of Class A Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               the Distribution Date                                        0.00
           (4) The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(2) above, per $1,000 original
               Class A Certificate principal amount                         0.00
           (5) The aggregate amount of Class B Investor Charge-Offs
               for such Monthly Period                                      0.00
           (6) The aggregate amount of Class B Investor Charge Off per
               $1,000 original Certificate                                  0.00
               Principal Amount
           (7) The aggregate amount of Class B Investor Charge-Offs
               reimbursed on the Transfer Date immediately
               preceding such Distribution Date                             0.00
           (8) The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(6) above, per $1,000 original
               Class B Certificate principal amount                         0.00
           (9) The aggregate amount of Investor Charge-Offs                 0.00
          (10) The aggregate Investor Charge Off per $1,000 Original
               Certificate Principal Amount                                 0.00
          (11) The aggregate amount of reimbursed Investor
               Charge-Offs                                                  0.00
          (12) The amount of the reimbursed Investor Charge-Offs
               set forth in paragraph G(9) above, per $1,000
               original Investor principal amount                           0.00

       H)  Shared Excess Finance Charge Collection
           The aggregate amount of shared Excess Finance
           Charge Collections during the preceding Monthly
           Period which were allocated to the Series 1996-3
           Certificates                                                     0.00

       I)  Shared Principal Collections
           The aggregate amount of Shared Principal Collections
           during the preceding Monthly Period allocated to the
           Series 1996-3 Certificates                                       0.00

       J)  Reallocated Principal Collections
           (1) Collections of Principal Receivables allocable to
               Class B Certificates paid



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                                                                          Page 5

             Chase Manhattan Credit Card Master Trust Series 1996-3

                               December 15, 2000


               with respect to Class A Certificates to make
               up deficiencies in Class A Required Amount for
               any Monthly Period                                           0.00
           (2) Collections of Principal Receivables allocable to
               Collateral Interest paid with respect to Class B
               Certificates to make up deficiencies in Class
               B Required Amount                                            0.00

        K) Monthly Investor Servicing Fee
           (1) The amount of the Monthly Investor Servicing Fee
               payable by the Trust to the Servicer for the
               preceding Monthly Period                             1,304,806.00
           (2) The amount of the Class A Monthly Servicing Fee
               payable by the Trust for the preceding Monthly
               Period                                               1,143,346.11
           (3) The amount of the Class B Monthly Servicing Fee
               payable by the Trust to the Servicer for the
               preceding Monthly Period                                76,647.50
           (4) The amount of the Collateral Monthly Servicing Fee
               payable by the Trust to the Servicer for the
               preceding Monthly Period                                84,812.39

       L)  Collateral Interest
           (1) The Available Collateral Interest, as of the
               close of Transfer Date for the preceding Monthly
               Period was equal to                                 39,943,291.74

       M)  Required Collateral Interest
           (1) The Required Collateral interest as of the
               Transfer Date for the preceding Monthly Period
               was equal to                                        39,943,291.74

III.   THE POOL FACTOR

       A) The Pool Factor for the Record Date for the
          distribution to be made on the Distribution
          date (which represents the ratio of the amount of
          the Investor Interest as of such Record Date
          (determined after taking into account any reduction
          in the Investor Interest which will occur on the
          Distribution Date) to the Initial Investor Interest).
          The amount of a Certificateholders pro rata share of
          the Investor Interest can be determined by multiplying
          the original denomination of the Certificateholders
          Certificate by the Pool Factor.                             0.97234601



                                   THE CHASE MANHATTAN BANK USA, N.A.
                                   Servicer



                                   By:_________________________
                                      Name:  Patricia Garvey
                                      Title: Vice President




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